First Quarter 2021 Earnings April 21, 2021

2 Disclaimer Non-GAAP Information Certain measures included in this document are “non-GAAP,” meaning they are not presented in accordance with generally accepted accounting principles in the U.S. and also are not codified in U.S. banking regulations currently applicable to FHN. FHN’s management believes such measures, even though not always comparable to non-GAAP measures used by other financial institutions, are relevant to understanding the financial condition, capital position, and financial results of FHN and its business segments. The non-GAAP measures presented in this document are listed, and are reconciled to the most comparable GAAP presentation, in the non-GAAP reconciliation table(s) appearing in the Appendix. In addition, presentation of regulatory measures, even those which are not GAAP, provide a meaningful base for comparability to other financial institutions subject to the same regulations as FHN. Although not GAAP terms, these regulatory measures are not considered “non-GAAP” under U.S. financial reporting rules as long as their presentation conforms to regulatory standards. Regulatory measures used in this document include: common equity tier 1 capital, generally defined as common equity less goodwill, other intangibles, and certain other required regulatory deductions; tier 1 capital, generally defined as the sum of core capital (including common equity and instruments that cannot be redeemed at the option of the holder) adjusted for certain items under risk based capital regulations; and risk-weighted assets, which is a measure of total on- and off-balance sheet assets adjusted for credit and market risk, used to determine regulatory capital ratios. Forward-Looking Statements This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements pertain to FHN's beliefs, plans, goals, expectations, and estimates. Forward-looking statements are not a representation of historical information, but instead pertain to future operations, strategies, financial results, or other developments. Forward- looking statements can be identified by the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “should,” “is likely,” “will,” “going forward,” and other expressions that indicate future events and trends. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, operational, economic, and competitive uncertainties and contingencies, many of which are beyond FHN’s control, and many of which, with respect to future business decisions and actions (including acquisitions and divestitures), are subject to change and could cause FHN’s actual future results and outcomes to differ materially from those contemplated or implied by forward-looking statements or historical performance. Examples of uncertainties and contingencies include those mentioned in this document, in Items 2.02 and 7.01 of FHN’s Current Report on Form 8-K to which this document has been filed as an exhibit, in Items 1, 1A, and 7 of FHN’s most recent Annual Report on Form 10-K, and in Item 1A of Part II of FHN’s Quarterly Report(s) on Form 10-Q filed this year. FHN assumes no obligation to update or revise any forward-looking statements that are made in this document or in any other statement, release, report, or filing from time to time. Throughout this presentation, numbers may not foot due to rounding.

1Q21 GAAP financial summary[1]

$s in millions except per share data	Reported 1Q21	4Q20	3Q20	2Q20	1Q20	1Q21 Change vs. 4Q20 $/bps	4Q20 %	1Q20 $/bps	1Q20 %
Net interest income	$ 508	$ 522	$ 532	$ 305	$ 303	$ (14)	(3)%	$ 205	68 %
Fee income	298	288	823	206	175	10	3 %	123	71 %
Total revenue	806	810	1,355	512	478	(4)	(1)%	328	69 %
Expense	544	508	587	321	302	36	7 %	242	80 %
Pre-provision net revenue (PPNR)[1]	262	302	768	191	175	(40)	(13)%	87	49 %
Provision for credit losses	(45)	1	227	121	154	(46)	NM	(199)	(129)%
Pre-tax income	307	301	541	69	21	6	2 %	286	NM
Income tax expense	71	56	2	13	5	15	26 %	66	NM
Net income	235	245	539	57	16	(10)	(4)%	219	NM
Non-controlling interest	3	3	3	3	3	—	6 %	—	5 %
Preferred dividends	8	8	13	2	2	—	5 %	6	NM
NIAC	$ 225	$ 234	$ 523	$ 52	$ 12	$ (9)	(4)%	213	NM
$s in billions									
Avg loans	$ 58.2	$ 59.8	$ 60.1	$ 34.0	$ 30.5	$ (1.6)	(3)%	$ 27.7	91 %
Period-end loans	$ 58.6	$ 58.2	$ 59.7	$ 32.7	$ 33.4	$ 0.4	1 %	$ 25.2	76 %
Avg deposits	$ 71.0	$ 69.6	$ 67.1	$ 37.5	$ 32.9	$ 1.3	2 %	$ 38.1	116 %
Period-end deposits	$ 73.2	$ 70.0	$ 68.4	$ 37.8	$ 34.4	$ 3.2	5 %	$ 38.7	113 %
Key performance metrics									
Net interest margin (NIM)	2.63 %	2.71 %	2.84 %	2.90 %	3.16 %	(8)bps		(53)bps	
Loan to deposit ratio (avg.)	82.0 %	85.9 %	89.6 %	90.5 %	92.8 %	(388)bps		(1,080)bps	
ROCE	12.0 %	12.5 %	28.5 %	4.5 %	1.1 %	(52)bps		1,096 bps	
ROTCE	15.9 %	16.7 %	37.8 %	6.7 %	1.6 %	(83)bps		1,431 bps	
ROA	1.1 %	1.2 %	2.6 %	0.5 %	0.2 %	(4)bps		97 bps	
Efficiency ratio	67.5 %	62.7 %	43.3 %	62.7 %	63.3 %	482 bps		427 bps	
FTEs	8,284	8,466	8,121	5,006	4,969	(182)	(2)%	3,315	67 %
CET1 ratio	9.96 %	9.68 %	9.21 %	9.25 %	8.54 %	28 bps		142 bps	
Effective tax rate	23.2 %	18.7 %	0.4 %	18.4 %	22.4 %	454 bps		80 bps	
Per common share									
Diluted EPS	$ 0.40	$ 0.42	$ 0.95	$ 0.17	$ 0.04	$ (0.02)	(5)%	$ 0.36	NM
Tangible book value per share	$ 10.30	$ 10.23	$ 9.92	$ 9.99	$ 9.96	$ 0.07	1 %	$ 0.34	3 %
Avg. diluted shares outstanding	558	557	551	313	313	1	— %	245	78 %

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

3

4 Table of contents Delivering on our commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 1Q21 overview . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6 1Q21 notable items and other unusual items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 1Q21 adjusted financial highlights . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8 NII and NIM . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 Adjusted fee income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 10 Adjusted expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11 Total loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 Total funding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 13 Asset quality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 Allowance for credit losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 Capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16 Merger integration update . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 2Q21 and updated FY2021 outlook . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18 Key takeaways . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19 Appendix . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20

5 Delivering on our commitments • More diversified business model performing as expected – Strong fee income results helping mitigate interest rate headwinds • Controlling what we can control – Results reflect continued expense and deposit pricing discipline • MOE delivering revenue synergies and expense efficiencies • Strong credit quality performance – NCOs of 6 bps, or $8 million, on a $58.2 billion portfolio • Delivering enhanced returns

Continued execution driving strong start to 2021

1Q21 Adjusted EPS of $0.51[1] and PPNR of $343 million[2] reflects resiliency of more diversified business model, continued expense discipline and improved credit outlook

More Diversified Model Performing as Expected	• Adjusted revenue of $808 million[2] remained relatively stable despite NII headwinds and seasonal impacts with strong results in fixed income • Adjusted expense of $464 million decreased $10 million and reflects the benefit of expense discipline and incremental merger cost saves • Provision credit of $45 million; ACL decreased $53 million

Capitalizing on MOE Benefits	• Significant progress across key merger milestones
	  – Expect to fully integrate systems in Fall of 2021
	• On track to deliver ~$200 million of targeted cost saves
	  – Achieved $76 million of annualized net cost saves in 1Q21
	• ~$10 million of identified revenue synergies tied to ~$400 million of commercial loans

Strong Credit Quality	• Net charge-offs of 6 bps improved from 19 bps in 4Q20; NPLs of 67 bps vs. 66 bps in 4Q20 • ACL/Loans ratio of 2.06% excl. LMC/PPP portfolios; Total loss absorption capacity of 2.49%
Enhanced Returns	• Adjusted ROTCE of 20.2% improved from 18.2% in 4Q20; Adjusted ROTCE of 17.6% before the impact of provision credit • TBVPS of $10.30 up 1% QoQ as robust net income was partially offset by impact of capital return and securities portfolio MTM impact • CET1 ratio of 9.96% increased 28 bps largely reflecting growth in retained earnings • Returned $143 million of capital to common shareholders including dividends and 3.6 million of share repurchases at a weighted average price of $16.12

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. [2]Presented on a fully taxable equivalent basis

6

1Q21 notable items[1]

($s in millions except per share data)

Notable Items

1Q21 merger-related notable items		
Noninterest income:		
Merger accounting adjustment: other noninterest income[2]	$	(1)
Total noninterest income		(1)
Noninterest expense:		
Salaries and benefits		—
Incentives and commissions		(21)
Total personnel expenses		(21)
Occupancy and equipment		(4)
Outside services		(4)
Amortization of intangible assets		(1)
Other noninterest expense		(40)
Total noninterest expense		(70)
Total net merger-related notable items	$	(69)

1Q21 Other notable items		
Valuation adjustments tied to prior Visa Class-B share sales	$	(10)
Total other 1Q21 notable items		(10)
Total net 1Q21 notable items (pre-tax)		**(79)**
Tax impact of 1Q21 notable items		19
After-tax impact of 1Q21 notable items	$	(60)
EPS impact of 1Q20 notable items[2]	$	**(0.11)**

- 1Q21 results were reduced by $60 million after-tax, or $0.11 per share of notable items

Unusual Items

In addition to notable items, linked quarter trends reflect the impact of the following 4Q20 unusual items

	4Q20 Adjusted	Unusual Items	4Q20 adjusted ex-unusual items	1Q21 Adjusted	QoQ ex-4Q20 Unusual Items	Item Commentary
Net interest income (FTE)	525 $	(5) $	530	511	(4)%	Largely tied to a promotional credit card offering
Fee income	288	(3)	291	297	2 %	Securities losses in other noninterest income
Revenue (FTE)	813	(8)	821	808	(2)%	
Incentives and commissions	89	8	81	99	22 %	One-time employee bonus and COVID-related vacation net carryover costs
Other noninterest expense	35	(5)	40	28	(30)%	Lower regulatory-related costs, largely FDIC insurance
Total expense	474	3	471	464	(2)%	
PPNR	$ 339 $	(11) $	350	343	(1)%	

IBKC Cumulative Pre-tax Integration Costs

Cost to Date				Targeted		
4Q19 - 4Q20	Purchase Acct.	1Q21	Total	2Q21 - 4Q21	2022	Total
$ 180 $	105 $	70 $	355	$ 90 $	15 $	460

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.[2]Merger accounting adjustment is non-taxable income. EPS computed based on approximately 558 million diluted shares.

7

1Q21 adjusted financial highlights[1]

Adjusted NIAC up 12% QoQ despite NII headwinds driven by strength in fixed income and wealth and trust fees, continued expense discipline and strong asset quality

$s in millions except per share data	Adjusted FHN 1Q21	Adjusted FHN 4Q20	Adjusted FHN standalone 1Q20	1Q21 Change vs. 4Q20 $/bps	1Q21 Change vs. 4Q20 %	1Q21 Change vs. 1Q20 $/bps	1Q21 Change vs. 1Q20 %
Net Interest Income (FTE)	$ 511	$ 525	$ 305	$ (14)	(3)%	$ 206	68 %
Fee income	297	288	175	10	3 %	122	70 %
Total revenue (FTE)	808	813	480	(5)	(1)%	328	68 %
Expense	464	474	296	(10)	(2)%	168	57 %
Pre-provision net revenue	343	339	183	4	1 %	160	87 %
Provision for credit losses	(45)	1	154	(46)	NM	(199)	(129)%
Net charge-offs	8	29	7	(21)	(72)%	1	11 %
Reserve build/(release)	(53)	(28)	147	(25)	(91)%	(200)	(136)%
NIAC	$ 284	$ 255	$ 17	$ 30	12 %	$ 267	NM
Key performance Metrics							
Fee income as a % of total revenue	36.8 %	35.4 %	36.4 %	136 bps		36 bps	
Efficiency ratio	57.5 %	58.3 %	61.8 %	(85)bps		(427)bps	
ROTCE	20.2 %	18.2 %	2.2 %	197 bps		1,796 bps	
Diluted EPS	$ 0.51	$ 0.46	$ 0.05	$ 0.05	11 %	$ 0.46	NM
TBV per share	$ 10.30	$ 10.23	$ 9.96	$ 0.07	1 %	$ 0.34	3 %
Effective tax rate	23.4 %	20.7 %	22.2 %	266 bps		117 bps	

- Adjusted EPS of $0.51 increased 11% QoQ; Adjusted ROTCE of 20.2% and TBV per share of $10.30
- Adjusted revenue of $808 million[2] decreased $5 million from 4Q20
- NII[2] decreased $14 million, or 3% from 4Q20
  - Core NII decreased $18 million largely as the impact of lower loan balances, day count and lower short-term rates were partially offset by a reduction in funding costs
- Adjusted fee income increased $10 million driven by strength in fixed income
- Adjusted expense of $464 million decreased $10 million from 4Q20 levels
  - Results reflect the benefit of a $5 million reduction tied to incremental merger cost saves
- Provision for credit losses was a credit of $45 million and improved $46 million QoQ largely reflecting an improved overall macroeconomic outlook

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. [2]Presented on a fully taxable equivalent basis

8

FTE NII and NIM reflect strong deposit pricing discipline[1]

($s in millions)

FTE NII and NIM Trends



Legacy FHN
$305
$297
3.16%
1Q20
$308
$287
2.90%
2Q20
$535
$479
2.84%
3Q20
$525
$482
2.71%
4Q20
$511
$464
2.63%
1Q21
Core NIM[1]
3.07%
2.80%
2.68%
2.63%
2.52%
Core NII
Reported NII
Reported NIM

4Q20 vs. 1Q21

$s in millions		NII	NIM
4Q20 Reported	$	**525**	**2.71 %**
PPP Coupon Income and Fees		20	(0.05)
Net merger-related impacts		23	0.13
4Q20 Core	$	**482**	**2.63 %**
Daycount		(8)	—
Funding costs		11	0.06
4Q20 unusual items		5	0.03
LIBOR impact and other		(2)	(0.02)
Int-earning assets excluding excess cash		(25)	(0.07)
Excess cash		1	(0.10)
1Q21 Core	$	**464**	**2.52 %**
PPP coupon income and fees		24	(0.01)
Net merger-related impacts		22	0.12
1Q21 Reported	$	**511**	**2.63 %**

- FTE NII of $511 million decreased $14 million QoQ
  - Core NII of $464 million decreased $18 million QoQ largely reflecting the impact of lower loan balances, day count and lower short-term rates partially offset by improved funding costs
- Reported NIM of 2.63% decreased 8 bps and reflected a 3 bp benefit tied to PPP loans and fees and merger-related impacts
  - Core NIM down 10 bps primarily driven by a 10 bp decrease tied to higher excess cash
  - Period-end excess cash of $10.8 billion vs. $7.6 billion in 4Q20
- Interest-bearing deposit costs of 20 bps improved 6 bps QoQ

[1]*Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.*

9

Adjusted fee income increased 3%[1]

Results reflect strength in fixed income and wealth and trust

	Adjusted FHN			Adjusted FHN / IBKC combined		1Q21 Change vs.			
$s in millions	1Q21	4Q20	3Q20	2Q20	1Q20	4Q20		1Q20	
						$/bps	%	$/bps	%
Fixed income	$ 126	$ 104	$ 111	$ 112	$ 96	$ 22	21 %	$ 30	31 %
Mortgage banking & title	53	57	66	53	32	(4)	(7)%	21	66
Brokerage, trust, and insurance	33	31	30	33	34	2	5 %	(1)	(3)
Service charges and fees	53	53	50	46	50	—	— %	3	6
Card and digital banking fees	17	18	17	17	19	(1)	(7)%	(2)	(11)
Deferred compensation income	3	9	4	8	(10)	(6)	(65)%	13	(130)
Other noninterest income	14	15	14	18	21	(1)	(6)%	(7)	(33)
Total fee income	$ 297	$ 288	$ 291	$ 287	$ 240	$ 10	3 %	$ 57	24 %
Key Metrics									
Fixed Income									
Average Daily Revenue (ADR)	$ 1.9	$ 1.5	$ 1.5	$ 1.6	$ 1.3	$0.4	25 %	$0.6	49 %
Mortgage banking									
Originations									
Secondary	$1,144	$1,183	$1,186	$1,152	$ 581	$(39)	(3)%	$563	97 %
Portfolio	$ 338	$ 341	$ 396	$ 675	$ 497	$ (3)	(1)%	$(159)	(32)%
Total	$1,482	$1,524	$1,582	$1,827	$1,078	$(42)	(3)%	$404	37 %
Gain on sale spread	3.72 %	4.08 %	3.93 %	2.86 %	3.07 %	(36)bps		65 bps	
Mix									
Purchase	50 %	55 %	58 %	43 %	55 %				
Refinance	50 %	45 %	42 %	57 %	45 %				

- Adjusted fee income increased $10 million from 4Q20
  - Strength in fixed income and brokerage, trust and insurance was partially offset by lower deferred comp and mortgage banking and title fees
- Fixed income increased $22 million QoQ reflecting continued elevated liquidity and weak loan demand among fixed income customers, as well as interest rate volatility
  - ADR of $1.9 million up 25% QoQ
- Mortgage banking and title decreased $4 million QoQ driven by lower gain on sale spreads and included the impact of seasonality
  - Purchase/Refi mix of ~50%/50%
  - Gain on sale spreads decreased 36 bps

[1]*Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.*

10

Adjusted expense decreased 2%[1]

Results reflect continued expense discipline and the benefit of merger efficiencies

$s in millions	Adjusted FHN 1Q21	Adjusted FHN / IBKC combined 4Q20	3Q20	2Q20	1Q20	1Q21 Change vs. 4Q20 $/bps	4Q20 %	1Q20 $/bps	1Q20 %
Salaries and benefits	$ 195	$ 200	$ 200	$ 193	$ 194	$ (5)	(3)%	$ 1	1 %
Incentives and commissions	99	89	91	97	100	10	11 %	(1)	(1)%
Deferred compensation expense	3	9	3	10	(10)	(6)	(67)%	13	(130)%
Total personnel expense	297	298	294	300	283	(1)	— %	14	5 %
Occupancy and equipment	72	74	73	74	72	(2)	(3)%	—	— %
Outside services	54	52	46	46	49	2	4 %	5	10 %
Amortization of intangible assets	13	14	14	9	9	(1)	(5)%	4	44 %
Other noninterest expense	28	35	45	57	58	(7)	(20)%	(30)	(52)%
Total noninterest expense	$ 464	$ 474	$ 471	$ 486	$ 471	$ (10)	(2)%	$ (7)	(1)%
Full-time equivalent associates	8,284	8,466	8,121	8,384	8,368	(182)	(2)%	(84)	(1)%

- Adjusted expense of $464 million decreased $10 million from 4Q20
  - Results reflect the benefit of a $5 million reduction tied to incremental merger cost saves
- Personnel expense remained relatively stable with 4Q20 levels
  - Incentives and commissions increased $10 million from 4Q20 driven by higher revenue-based incentives
  - Salaries and benefits decreased $5 million largely as the impact of day count, seasonally lower benefit costs and merger cost saves were partially offset by an increase tied to FICA tax resets

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.

11

Loans trends driven by mortgage-related activity and industry headwinds[1]

Lending pipelines strengthening

Loan trends


$55.1B
8%
2%
23%
26%
40%
$57.9B
10%
2%
22%
26%
40%
$58.2B
9%
7%
2%
20%
21%
41%
$58.6B
9%
9%
2%
19%
21%
40%
$59.8B
11%
7%
2%
20%
21%
39%
$58.2B
9%
8%
2%
20%
21%
40%
Period-end loans FHN/IBKC combined 4Q19
Period-end loans FHN/IBKC combined 1Q20
Period-end loans 4Q20
Period-end loans 1Q21
Average Loans 4Q20
Average Loans 1Q21

	4Q19	1Q20	4Q20	1Q21
Yields			3.56%	3.55%
Core yields			3.43%	3.40%
Avg 1M LIBOR	1.79%	1.41 %	0.15%	0.12%

- Total Commercial excl. LMC & PPP
- Consumer real estate
- PPP
- Commercial real estate (CRE)
- Credit card and other
- Loans to mortgage co.

- Average loans of $58.2 billion decreased $1.6 billion QoQ
  - $893 million decrease in commercial largely reflects a $972 million decline in loans to mortgage companies (LMC)
  - $705 million decrease in consumer reflects continued refinance into secondary market
  - Overall trends reflect a high level of payoffs and continued overall muted demand
  - Commercial pipelines have strengthened and payoffs expected to moderate during remainder of 2021
- Period-end loans of $58.6 billion increased $368 million QoQ as a $1.0 billion increase in commercial was partially offset by a decrease in consumer
  - Results include a net $1.0 billion increase in Paycheck Protection Program (PPP) loans
- Commercial utilization rates of 45% improved modestly QoQ[2]

Commercial line utilization[2]

	Period-end FHN/IBKC combined 1Q20	Period-end FHN/IBKC combined 2Q20	Period-end 3Q20	Period-end 4Q20	Period-end 1Q21
Utilization %	48%	47%	44%	44%	45%

[1]Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases. [2]Utilization rates exclude Loans to Mortgage Companies.

12

Deposit pricing discipline helping to mitigate NII headwinds[1]

Interest-bearing deposit costs improved 6 bps QoQ

Interest-bearing liabilities & DDA trends



$64.0B
1%
6%
21%
3%
12%
34%
23%
$68.2B
1%
8%
20%
3%
10%
35%
23%
$74.2B
—%
3%
21%
2%
7%
37%
30%
$77.5B
1%
3%
21%
2%
6%
35%
32%
$74.0B
—%
3%
20%
3%
7%
37%
30%
$75.4B
1%
3%
21%
2%
6%
36%
31%
Period-end FHN/IBKC combined 4Q19
Period-end FHN/IBKC combined 1Q20
Period-end 4Q20
Period-end 1Q21
Average 4Q20
Average 1Q21

	4Q19	1Q20	4Q20	1Q21
Deposit cost of funds			18 bps	14 bps
Total cost of funds			28 bps	24 bps
Avg 1M LIBOR	1.79%	1.41 %	0.15%	0.12%

DDA
Time deposits
Other interest-bearing deposits
Trading Liabilities
Savings
Term borrowings
Short-term borrowings

- Average deposits of $71.0 billion increased $1.3 billion QoQ driven by a $1.2 billion increase in non interest-bearing
  - Period-end deposits of $73.2 billion increased $3.2 billion from 4Q20 driven by a $2.9 billion increase in non interest-bearing
  - Consumer deposit growth largely reflecting the impact of stimulus payments and new PPP loan originations
- Total deposit cost of funds of 14 bps improved 4 bps QoQ
  - Interest-bearing deposit costs of 20 bps improved 6 bps QoQ
- Total funding costs of 24 bps in 1Q21 improved from 28 bps in 4Q20

[1] *Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.*

13

14 $227 1Q20 2Q20 3Q20 4Q20 1Q21 Strong credit quality performance 1Net charge-off % is annualized and as % of average loans. ($s in millions) Provision, credit losses, and net charge-offs Legacy FHN Allowance for credit losses (ACL) $484 $588 1.45% 1.80% 1.80% 1.80% 1.70% 255% 260% 241% 271% 253% ACL ACL/Loans ACL/NPLs 1Q20 2Q20 3Q20 4Q20 1Q21 $1,077 $1,048 $995 Legacy FHN Non-performing loans (NPL) $190 $226 $447 $386 $394 0.57% 0.69% 0.75% 0.66% 0.67% NPLs $ NPLs % 1Q20 2Q20 3Q20 4Q20 1Q21 • Net charge-offs of 6 bps improved 14 bps QoQ • NPL ratio of 67 bps remained relatively stable QoQ • ACL coverage ratio declined modestly QoQ to 1.70% – Provision credit of $45 million improved $46 million QoQ largely reflecting an improved overall macroeconomic outlook and a decrease in consumer loan balances • Transformed loan portfolio since Global Financial Crisis from higher-risk, real estate concentration to diversified commercial portfolio Legacy FHN 2008 1Q21 Non-performing loan ratio 4.91% 0.67% 1 $7 $17 $67 $29 $8 $154 $121 $80 $1 $(45) 0.10% 0.20% 0.44% 0.19% 0.06% NCOs Provision for credit losses Non-PCD NCO% 1Q20 2Q20 3Q20 4Q20 1Q21 NCOs of 6 bps, or $8 million, on a $58.2 billion portfolio

Significant reserves for current environment[1]

($s in millions)

4Q20 vs. 1Q21 Allowance for credit losses (ACL)


$1,048
$(8)
$(45)
$995
12/31/2020
Net charge-offs
Provision expense/(credit)
3/31/2021

- Reserve release of $53 million
  - Largely reflects the impact of improving macroeconomic scenario forecasts and lower consumer loan balances
  - Utilized Moody's February baseline scenario and applied additional modest weighting to alternative upside and downside scenarios
- Also incorporated detailed portfolio reviews of industries currently affected by pandemic

ACL/loans


1.70%
2.06%
Total
Total ex. LMC & PPP

ACL/annualized NCOs


3061%
Total

$s in millions		1Q21 Period-end	% of Total Loans
Total allowance for credit losses	**$**	**995**	**1.70 %**
Total allowance for credit losses ex. LMC & PPP		990	2.06 %
Unrecognized discount - acquired loans ex. LMC & PPP		204	**0.43 %**
Total loss absorption capacity ex. LMC & PPP		1,194	**2.49 %**

[1] *Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.*

15

Strong capital position[1]

Capital levels



10.78%
9.52%
8.54%
12.47%
10.69%
9.25%
12.05%
10.25%
9.21%
12.57%
10.74%
9.68%
12.83%
11.03%
9.96%
1Q20
2Q20
3Q20
4Q20
1Q21
CET1 ratio
Tier 1 capital ratio
Total capital ratio

- Robust PPNR[1] and enhanced earnings power provide dividend support and additional loss-absorbing capital
- TBVPS of $10.30 increased 1% QoQ
- CET1 ratio of 9.96% improved ~28 bps largely reflecting:
  - 41 bp benefit from GAAP NIAC and lower RWAs partially offset by a 22 bp reduction tied to return of capital to common shareholders
- Repurchased 3.6 million shares of common stock during the quarter at a weighted average price of $16.12

4Q20 vs. 1Q21 CET1 ratio



9.68%
0.45%
(0.13)%
(0.09)%
(0.09)%
0.05%
0.10%
9.96%
4Q20 actual
Adjusted NIAC
Common Dividends
Share Buybacks
Notable Items
Lower Loan Balances
Other
1Q21 estimate

Tangible book value per share



$10.23
$0.59
$(0.15)
$(0.11)
$(0.11)
$(0.19)
$0.04
$10.30
4Q20 actual
Adjusted NIAC, net of change in Intangibles
Common Dividends
Share Buybacks
Notable Items
AFS Securities MTM
Other
1Q21 estimate

[1]*Adjusted financial measures, core results, results excluding unusual items, TBV per share, ROTCE, ROTCE or NIAC before provision credit, fully taxable equivalent measures, PPNR, combined financial information, and the ACL/Loans ratio excluding Loans to Mortgage Companies and loans under the federal PPP are Non-GAAP and are reconciled to GAAP measures in the appendix. Throughout this presentation, references to EPS are fully diluted, 1Q21 capital ratios are estimates, and unless otherwise noted, references to loans reflect average balances and include leases.*

16

Merger integration update

Integration Framework

- Continue to make substantial progress toward achieving key merger milestones
- Focused on retaining and growing client base with expanded products and services

1Q21 Milestones

People

- Associate retention remains strong, including in leadership/critical positions (93%)
- Continue to merge and enhance our culture via regular virtual leadership workshops, culture calls, and team building sessions

Systems/Ops

- Converted Retail Brokerage
- Converted mortgage servicing for retained loans
- PPP origination on a single platform
- Consolidated corporate properties in New York, Houston and Miami
- Completed assessment of business requirements and data mapping ahead of first mock conversion
- Finalizing branch consolidation / closure list for 2021

Upcoming Events

- Wealth and Trust conversion
- Continue upgrades and enhancements to systems/applications ahead of conversion
- Migrating PPP forgiveness onto single platform
- Move VirtualBank to cloud-based core (Finxact)
- Continue consolidation of corporate properties
- Mock conversion events
- Associate training for all new systems
- Core systems conversion scheduled for Fall 2021

Integration Highlights

Targeting annualized cost saves of ~$200 million by 1H22

Achieved ~$19 million of savings in 1Q21

Annualized Savings

Actual		Estimated	
4Q20	1Q21	2021	2022
~$56mm	~$76mm	~$115mm	~$200mm

~$10 million of identified annualized revenue synergies tied to ~$400 million of commercial loans

Line of sight to additional fee income and balance sheet revenue synergies across consumer and commercial

17

2Q21 and Updated FY2021 Outlook

Earnings Drivers	Expectations for 1Q21 Adjusted Results	1Q21 Actual Results		1Q21 Adjusted Baseline	2Q21 Adjusted Expectations	Adjusted 4Q20 Annualized Baseline	2021 Adjusted Expectations	Comments
Net Interest Income	Mid single-digit % NII decline	(2.7)%	✓	$511 million (FTE)	Flat to low single-digit % decrease	$2,088 million (FTE)	Low to mid single-digit % decrease	2Q21: Assumes continued growth in excess cash, higher PPP and LMC balances and continued focus on deposit pricing discipline
	Avg. earning assets up slightly	+2.2%	✓	$78.670 billion avg. interest earning assets	Low single-digit % increase with average loans down modestly	$76.995 avg. interest earning assets	Mid single-digit % increase with average loans down mid-single digits	FY21: Expect continued low interest rates, accelerating PPP forgiveness and decreased merger accretion benefits
	Avg. loans down modestly	(2.7)%	✓					
Noninterest Income	Mid-teens % decline	+3.2%	↑	$297 million	High single-digit to low double-digit % decrease	$1,144 million	Mid to high single-digit % decrease	Reflects relatively resilient results in fixed income with lower mortgage banking given higher rates and tight housing market
Noninterest Expense	Low to mid single-digit % decline	(2.1)%	✓	$464 million	Relatively stable	$1,886 million	Low to mid single-digit % decrease	Ongoing focus on efficiency in addition to merger cost saves
	Low single-digit % decline (ex. Incentives & commissions)	(5.1)%	↓	$365 million - excluding incentives & commissions	Low single-digit % increase	$1,531 million - excluding incentives & commissions	Low single-digit % decrease	
Net Charge-Offs	~20-30bps	6 bps	↓	6 bps	5 bps - 15 bps	19 bps	10 bps - 20 bps	2Q21/FY21: Potential for continued reserve releases if macroeconomic trends continue to improve
CET1 Ratio	~ 9.50%	9.96%	↑	9.96%	~10%	9.68%	~9.50% - 10%	Focus on organic growth with optionality to repurchase shares

Assumes continued low-rate environment and mid single-digit GDP growth rate with improving pace of recovery in 2H21 assuming gradual improvement in COVID-19 pandemic

18

19 Well positioned to deliver strong execution • Expanded franchise in attractive, high-growth Southern markets • More diversified business model performing as expected – Strong fee income results helping mitigate interest rate headwinds • Controlling what we can control – Results reflect continued expense and deposit pricing discipline • MOE delivering revenue synergies and expense efficiencies – Continued progress toward ~$200 million of cost saves • Strong credit quality performance – NCOs of 6 bps, or $8 million, on a $58.2 billion portfolio • Delivering enhanced returns Significant opportunities to drive relative outperformance and build shareholder value

APPENDIX 20

Update on areas of perceived risk

Portfolio by industry as of 3/31/2021

$s in billions	Balance	% of total loans	Subject to more heightend monitoring	% of total loans
Other C&I	$ 6.1	10.4 %	$ —	— %
Finance & Insurance	3.0	5.1	—	—
Health Care & Social Assistance	2.2	3.8	—	—
Non-real estate leasing	0.6	1.1	—	—
Real estate leasing	***1.6***	***2.7***	***1.6***	***2.7***
Real Estate Rental & Leasing	2.2	3.7	—	—
Quick serve restaurants and other lower-risk categories	1.1	1.9	—	—
Higher-risk accommodation and food service	***0.7***	***1.1***	***0.7***	***1.1***
Accommodation & Food Service	1.8	3.0	—	—
Wholesale Trade	1.9	3.2	—	—
Energy	***1.6***	***2.7***	***1.6***	***2.7***
Manufacturing	1.6	2.7	—	—
Grocery stores, gas stations, convenience stores, home improvement, auto-related and other lower-risk retail	1.2	2.1	—	—
Higher-risk retail trade	***0.1***	***0.1***	***0.1***	***0.1***
Retail Trade	1.3	2.2	—	—
Transportation & Warehousing	1.2	2.0	—	—
Golf courses and other outdoor lower- risk sectors	0.3	0.5	—	—
Fitness centers, recreational centers and other higher-risk arts, entertainment and recreation	***0.4***	***0.6***	***0.4***	***0.6***
Arts, Entertainment & Recreation	0.7	1.2	—	—
Total C&I excluding LMC and PPP	**$ 23.5**	**40.0 %**	**$ —**	**— %**
Other CRE	8.9	15.1	—	—
Lower-risk CRE retail	2.1	3.6	—	—
Higher-risk CRE retail	***0.1***	***0.2***	***0.1***	***0.2***
CRE - Retail	2.2	3.8	—	—
Lower-risk CRE hospitality	1.0	1.8	—	—
Higher-risk CRE hospitality	***0.3***	***0.5***	***0.3***	***0.5***
CRE - Hospitality	1.4	2.3	—	—
Total CRE excluding PPP	**$ 12.5**	**21.2 %**	**—**	**— %**
Total commercial loans excluding LMC and PPP	**$ 36.0**	**61.3 %**	**$ 4.7**	**8.0 %**
Loans to mortgage companies (LMC)	5.6	9.6		
Paycheck protection program (PPP)	5.1	8.6		
Total commercial loans	**$ 46.7**	**79.5 %**		
Total consumer loans	**$ 12.1**	**20.5 %**		
Total loans	**$ 58.8**	**100.0 %**		
Total loans excl. LMC and PPP	**$ 48.1**	**81.8 %**		

Portfolios subject to more heightened monitoring decreased 2% QoQ to $4.7 billion, or ~8.0% of loans ex. LMC/PPP

- Continuing to closely monitor industries currently impacted by COVID-19 disruptions; Criticized loans of $2.1 billion vs. $2.0 billion as of December 31, 2020
- Certain challenged sectors are experiencing early stages of recovery
- Consumer portfolio asset quality relatively stable; refreshed weighted avg. FICO score of ~769
- **Real Estate Rental/Leasing** – ~29% non-real estate rental and leasing, primarily equipment with ~71% real estate-related, largely REITs which are diversified across property types
- **Accommodation/Food Service** – ~63% quick service restaurants and other lower risk categories with normalizing trends; higher-risk portfolio largely reflects regional and national casual dining brands
- **Energy** – ~$219 million in oil field services, ~$849 million in E&P - Portfolio clients are hedged 60% through 2021, 28% through 2022 and 17% through 2023
- **Retail Trade** – Substantially all essential services and other more resilient sectors including home improvement and auto-related
- **Arts/Entertainment** – ~45% tied to golf courses and other lower risk outdoor sectors
- **CRE – Retail** – Granular portfolio with ~1,850+ tenants largely focused on value and necessity-based properties; limited geographic/major tenant concentration; limited regional mall/power center exposure
  - ~0.5% of CRE-Retail on active deferral vs. ~41% peak deferral
- **CRE – Hospitality** – Predominately flagged properties and limited service/extended stay properties
  - ~12% of CRE hospitality is on active deferral vs. ~68% peak deferral

Data based on loan balances from credit systems and does not reflect certain general ledger accounting adjustments including unrecognized loan discounts. NAICs codes as of 4Q20. Energy-related loans represented across various categories.

21

FHN reserve and deferrals by portfolio

$s in billions	Loan Balance	Allowance for Loan Losses	Allowance Coverage Ratio
Portfolios excl. Loans to Mortgage Companies (LMC) & PPP			
Energy	$ 1.6	$ 0.1	6.4 %
C&I excl. Energy, LMC, & PPP	21.9	0.3	1.5
Total C&I excl. LMC & PPP	23.5	0.4	1.9
CRE - Other	8.9	0.1	1.3
CRE - Retail	2.2	0.1	2.4
CRE - Hospitality	1.4	0.1	4.6
Total CRE excl. PPP	12.5	0.2	1.9
Total Commercial excl. LMC & PPP	36.0	0.7	1.9
Total Consumer	12.1	0.2	2.0
Total Loans excl. LMC & PPP	**48.1**	**0.9**	**1.9**
LMC	5.6	—	0.1
PPP	5.1	—	—
Total Loans	**$ 58.8**	**$ 0.9**	**1.5 %**
Reserve for unfunded commitments	**$ 58.8**	**$ 0.1**	**0.1 %**
Total Loans to Allowance for Credit Losses	**$ 58.8**	**$ 1.0**	**1.7 %**

$s in millions	Have Taken a COVID-19 Deferral			Are Still on Deferral		
	Approx. # of Deferrals	Balances with Deferrals	% of Total Balances	Approx. # of Deferrals	Balances with Deferrals	% of Total Balances
Consumer	5,500	$ 1,229	9.7 %	884	$ 160	1.3 %
Commercial excl. PPP	4,291	5,343	12.8 %	100	232	0.6 %
Total excl. PPP	**9,791**	**$ 6,572**	**12.1 %**	**984**	**$ 392**	**0.7 %**

Allowance for Credit Losses (ACL) to Loans Ratio

$s in millions	Loan Balance	ACL Balance	ACL/Loans
Total Loans	58,766	$ 995	**1.7 %**
Loans to Mortgage Companies (LMC)	5,633	5	0.1
PPP	5,070	—	—
Total excl. LMC & PPP	**$ 48,062**	**$ 990**	**2.1 %**

Data based on loan balances from credit systems and does not reflect certain general ledger accounting adjustments including unrecognized loan discounts. NAICs codes as of 1Q21. Energy-related loans represented across various categories.Numbers may not add to total due to rounding.

22

Notable Items

($s in millions except per share data)

(In millions, except per share data)	Favorable / (Unfavorable) 1Q21	4Q20	3Q20
Noninterest income:			
Merger accounting adjustment other noninterest income[1]	$ (1)	$ (1)	$ (532)
Total noninterest income	**(1)**	**(1)**	**(532)**
Noninterest expense:			
Salaries and benefits	—	—	(1)
Incentives and commissions	(21)	(21)	(34)
Total personnel expenses	(21)	(21)	(35)
Occupancy and equipment	(4)	(2)	(4)
Outside services	(4)	(7)	(32)
Amortization of intangible assets	(1)	(1)	(1)
Other noninterest expense	(50)	(4)	(44)
Total noninterest expense	**(80)**	**(34)**	**(116)**
Total net notable items (pre-tax)	79	33	(269)
Tax impact of notable items	19	13	61
After-tax impact of notable itmes	**60**	**$ 20**	**(331)**
EPS impact of notable items	**$ (0.11)**	**$ 0.04**	**$ 0.60**
Diluted shares	558	557	553

Financial Statement Caption	Favorable / (Unfavorable) FHN Pre-Tax	FHN After-Tax at Marginal Tax Rate	IBKC Pre-Tax	IBKC After-Tax at Marginal Tax Rate
2Q20				
Salaries and benefits	$ (5)	$ (4)	$ (2)	$ (2)
Incentives and commissions	—	—	(2)	(2)
Occupancy and equipment	—	—	(1)	(1)
Outside services	(6)	(5)	(9)	(7)
Other noninterest expense	(4)	(3)	(1)	(1)
Total Acquisition and Hazard related expenses	(14)	(12)	(15)	(12)
Other noninterest income - (Gain) loss on sale of investments	—	—	(6)	(5)
Total Notable items	**$ (14)**	**$ (12)**	**$ (9)**	**$ (7)**
1Q20				
Salaries and benefits	$ (1)	$ (1)	$ (2)	$ (2)
Occupancy and equipment	—	—	(1)	—
Outside services	(2)	(2)	—	—
Other noninterest expense	(3)	(2)	—	—
Total Acquisition and Hazard related expenses	(6)	(5)	(3)	(3)
Total Notable items	**$ (6)**	**$ (5)**	**$ (3)**	**$ (3)**

[1]*Merger accounting adjustment is non-taxable income.*

23

Estimated Future accretion schedule & reconciliation to GAAP financials

Estimated IBKC Securities Premium Amortization[1]

$s in millions		
1Q21	$	14
2Q21-4Q21	$	35
2022	$	36
2023 and beyond	$	65

Estimated IBKC Loan Accretion

$s in millions		
1Q21	$	24
2Q21-4Q21	$	47
2022	$	44
2023 and beyond	$	80

Estimated Loan Accretion - Other Acquisitions

$s in millions		
1Q21	$	8
2Q21-4Q21	$	14
2022	$	13
2023 and beyond	$	11

1Q21 Reported to Core Reconciliation

$s in millions	NII	Margin
1Q21 Reported (FTE)	511	2.63 %
Less: non-core items		
PPP coupon income and fees	24	(0.01)
Time Deposit Amortization	4	0.02
Loan Accretion	32	0.17
IBKC Premium Amortization	(14)	(0.07)
1Q21 Core (FTE)	**$ 464**	**2.52 %**

$s in millions	4Q20	4Q20 ex-unusual items	1Q20 Adjusted	QoQ
NII - Reported (FTE)	$ 508	$ 513	511	(4)%
NIM - Reported	2.63 %	2.66 %	464	(5)%
NII - Core (FTE)	$ 479	$ 484	2.63 %	(11)
NIM - Core (FTE)	2.63 %	2.65 %	2.52 %	(13)

4Q20 Reported to Core Reconciliation

$s in millions	NII	Margin
4Q20 Reported (FTE)	$ 525	2.71 %
Less: non-core items		
PPP Coupon Income and Fees	20	(0.05)
Time Deposit Amortization	8	0.04
Loan Accretion	33	0.19
IBKC Premium Amortization	(18)	(0.10)
4Q20 Core (FTE)	**$ 482**	**2.63 %**

4Q20 Reported (FTE)	525	2.71
Less: unusual items	(5)	(0.03)
4Q20 Reported ex-unusual items	$ 530	**2.74 %**

4Q20 Core (FTE)	**$ 482**	**2.63 %**
Less: unusual items	(5)	(0.03)
4Q20 Core ex-unusual items	**$ 488**	**2.65 %**

3Q20 Reported to Core Reconciliation

$s in millions	NII	Margin
3Q20 Reported (FTE)	$ 535	2.84 %
Less: non-core items		
PPP loans and fees	26	(0.02)
Current Period loan accretion	44	0.30
Time Deposit Amortization	8	(0.26)
Securities Premium Amortization	(22)	0.13
3Q20 Core (FTE)	**$ 479**	**2.68 %**

2Q20 Reported to Core Reconciliation

$s in millions	NII	Margin
2Q20 Reported (FTE)	**$ 308**	**2.90 %**
Less: non-core items		
PPP loans and fees	15	0.04
Current Period loan accretion	6	0.06
2Q20 Core (FTE)	**$ 287**	**2.80 %**

1Q20 Reported to Core Reconciliation

$s in millions	NII	Margin
1Q20 Reported (FTE)	**$ 305**	**3.16 %**
Less: non-core items		
PPP loans and fees	—	—
Current Period loan accretion	9	0.09
1Q20 Core (FTE)	**$ 297**	**3.07 %**

[1] *Estimated based on market rates and prepayment assumptions as of 3/31/2021.*

24

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted FHN historical quarterly income statements

	1Q21			4Q20			3Q20			2Q20			1Q20		
($s in millions, except per share data)	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP	GAAP	Notable Items	Non-GAAP
Interest income - FTE	$ 552	$ 3	$ 555	$ 574	$ 3	$ 578	$ 598	$ 3	$ 601	$ 347	$ 3	$ 349	$ 378	$ 2	$ 381
Interest expense- FTE	45	—	45	53	—	53	66	—	66	41	—	41	76	—	76
Net interest income- FTE	508	3	511	522	3	525	532	3	535	305	3	308	303	2	305
Less: Taxable-equivalent adjustment	—	3	3	—	3	3	—	3	3	—	3	3	—	2	2
Net interest income	508	—	508	522	—	522	532	—	532	305	—	305	303	—	303
Noninterest income:															
Fixed income	126	—	126	104	—	104	111	—	111	112	—	112	96	—	96
Mortgage banking and title	53	—	53	57	—	57	66	—	66	4	—	4	2	—	2
Brokerage, trust, and insurance	33	—	33	31	—	31	30	—	30	22	—	22	23	—	23
Service charges and fees	53	—	53	53	—	53	50	—	50	35	—	35	36	—	36
Card and digital banking fees	17	—	17	18	—	18	17	—	17	12	—	12	12	—	12
Deferred compensation income	3	—	3	9	—	9	4	—	4	8	—	8	(10)	—	(10)
Other noninterest income	15	(1)	14	16	(1)	15	546	(532)	14	12	—	12	15	—	15
Total noninterest income	298	(1)	297	288	(1)	288	823	(532)	291	206	—	206	175	—	175
Total revenue	806	(1)	805	810	(1)	810	1,355	(532)	823	512	—	512	478	—	478
Noninterest expense:															
Personnel expense:															
Salaries and benefits	196	—	195	200	—	200	201	(1)	200	111	(5)	107	113	(1)	112
Incentives and commissions	120	(21)	99	110	(21)	89	126	(34)	91	79	—	79	81	—	81
Deferred compensation expense	3	—	3	9	—	9	3	—	3	9	—	9	(10)	—	(10)
Total personnel expense	318	(21)	297	319	(21)	298	329	(35)	294	200	(5)	195	183	(1)	182
Occupancy and equipment	76	(4)	72	76	(2)	74	77	(4)	73	46	—	46	44	—	44
Outside services	58	(4)	54	59	(7)	52	78	(32)	46	38	(5)	33	38	(2)	37
Amortization of intangible assets	14	(1)	13	15	(1)	14	15	(1)	14	5	—	5	5		5
Other noninterest expense	78	(50)	28	39	(4)	35	89	(44)	45	31	(4)	27	31	(3)	28
Total noninterest expense	544	(80)	464	508	(34)	474	587	(116)	471	321	(14)	307	302	(6)	296
Pre-provision net revenue	262	79	340	302	33	335	768	(416)	352	191	14	205	175	6	181
Provision for credit losses	(45)	—	(45)	1	—	1	227	(147)	80	121	—	121	154	—	154
Income before income taxes	307	79	386	301	33	334	541	(269)	272	69	14	84	21	6	27
Provision for income taxes	71	19	90	56	13	69	2	61	63	13	3	15	5	1	6
Net income	235	60	295	245	20	265	539	(331)	208	57	12	68	16	5	21
Net income attributable to noncontrolling interest	3		3	3	—	3	3	—	3	3	—	3	3	—	3
Net income attributable to controlling interest	233	60	292	242	20	262	536	(331)	205	54	12	66	14	5	18
Preferred stock dividends	8	—	8	8	—	8	13	—	13	2	—	2	2	—	2
Net income available to common shareholders	$ 225	$ 60	$ 284	$ 234	$ 20	$ 255	$ 523	$ (331)	$ 193	$ 52	$ 12	$ 64	$ 12	$ 5	$ 17
Common Stock Data															
EPS	$ 0.41	$ (0.11)	$ 0.51	$ 0.42	$ (0.04)	$ 0.46	$ 0.95	$ 0.60	$ 0.35	$ 0.17	$ (0.04)	$ 0.21	$ 0.04	$ (0.01)	$ 0.05
Basic shares	552		552	553		553	550		550	312		312	312		312
Diluted EPS	$ 0.40	$ (0.11)	$ 0.51	$ 0.42	$ (0.04)	$ 0.46	$ 0.95	$ 0.60	$ 0.35	$ 0.17	$ (0.04)	$ 0.20	$ 0.04	$ (0.01)	$ 0.05
Diluted shares	558		558	557		557	551		551	313		313	313		313
Memo:															
Total Revenue-FTE (Non-GAAP)	$ 806	$ 2	$ 808	$ 810	$ 2	$ 813	$ 1,355	$ (529)	$ 826	$ 512	$ 3	$ 514	$ 478	$ 2	$ 480
PPNR-FTE (Non-GAAP)	262	82	343	302	36	339	768	(414)	355	191	17	207	175	8	183

25

26 Reconciliation to GAAP financials Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below. Adjusted Combined Historical Data: non-interest income and expense 2Q20 1Q20 ($s in millions, except per share data) FHN IBKC Combined FHN IBKC Combined Noninterest income: Fixed income $ 112 $ — $ 112 $ 96 $ — $ 96 Mortgage banking and title 4 49 53 2 29 32 Brokerage, trust, and insurance 22 11 33 23 10 34 Service charges and fees 35 11 46 36 14 50 Card and digital banking fees 12 5 17 12 6 19 Deferred compensation income 8 — 8 (10) — (10) Other noninterest income 12 5 18 15 6 21 Total noninterest income $ 206 $ 81 $ 287 $ 175 $ 65 $ 240 Noninterest expense: Personnel expense: Salaries and benefits $ 111 $ 81 $ 193 $ 113 $ 81 $ 194 Incentives and commissions 75 22 97 80 20 100 Deferred compensation expense 9 — 10 (10) — (10) Total personnel expense 195 104 300 182 101 283 Occupancy and equipment 46 28 74 44 28 72 Outside services 32 14 46 36 12 49 Amortization of intangible assets 5 4 9 5 4 9 Other noninterest expense 27 30 57 28 30 58 Total noninterest expense $ 307 $ 179 $ 486 $ 296 $ 174 $ 471

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

Adjusted 1Q21 FHN compared to adjusted combined historical data: non-interest income and expense

	1Q21	4Q20	3Q20	2Q20	1Q20	1Q21 vs 4Q20		1Q21 vs 1Q20	
($s in millions, except per share data)	FHN	FHN	FHN	FHN/IBKC Combined	FHN/IBKC Combined	$/bps	%	$/bps	%
Noninterest income:									
Fixed income	$ 126	$ 104	$ 111	$ 112	$ 96	$ 22	21 %	$ 30	31 %
Mortgage banking and title	53	57	66	53	32	(4)	(7)	21	66
Brokerage, trust, and insurance	33	31	30	33	34	2	6	(1)	(3)
Service charges and fees	53	53	50	46	50	—	—	3	6
Card and digital banking fees	17	18	17	17	19	(1)	(6)	(2)	(11)
Deferred compensation income	3	9	4	8	(10)	(6)	(67)	13	(130)
Other noninterest income	14	15	14	18	21	(1)	(7)	(7)	(33)
Total noninterest income	$ 297	$ 288	$ 291	$ 287	$ 240	$ 9	3 %	$ 57	24 %
Noninterest expense:									
Personnel expense:									
Salaries and benefits	$ 195	$ 200	$ 200	$ 193	$ 194	$ (5)	(3)%	$ 1	1 %
Incentives and commissions	99	89	91	97	100	10	11	(1)	(1)
Deferred compensation expense	3	9	3	10	(10)	(6)	(67)	13	(130)
Total personnel expense	297	298	294	300	283	(1)	—	14	5
Occupancy and equipment	72	74	73	74	72	(2)	(3)	—	—
Outside services	54	52	46	46	49	2	4	5	10
Amortization of intangible assets	13	14	14	9	9	(1)	(7)	4	44
Other noninterest expense	28	35	45	57	58	(7)	(20)	(30)	(52)
Total noninterest expense	$ 464	$ 474	$ 471	$ 486	$ 471	$ (10)	(2)%	$ (7)	(1)%

27

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

FHN Adjusted 1Q21 compared to Adjusted 4Q20 excluding unusual items

($s in millions, except per share data)	1Q21 Adjusted	4Q20 Adjusted	4Q20 Unusual Items	4Q20 Ex-unusual items	1Q21 vs. 4Q20 Adj. ex-unusual items $	1Q21 vs. 4Q20 Adj. ex-unusual items %
Net interest income (FTE)	**511**	525 $	5 $	530	$ (19)	(4)%
Noninterest income:						
Fixed income	126	104	—	104	22	21 %
Mortgage banking and title	53	57	—	57	(4)	(7)%
Brokerage, trust, and insurance	33	31	—	31	2	5 %
Service charges and fees	53	53	—	53	—	— %
Card and digital banking fees	17	18	—	18	(1)	(7)%
Deferred compensation income	3	9	—	9	(6)	(65)%
Other noninterest income	14	15	3	18	(4)	(23)%
Total noninterest income	**$ 297**	**$ 288 $**	**3 $**	**291**	**$ 6**	**2 %**
Total revenue (FTE)	**$ 808**	**$ 813 $**	**8 $**	**821**	**$ (13)**	**(2)%**
Noninterest expense:						
Personnel expense:						
Salaries and benefits	$ 195	$ 200 $	— $	200	$ (5)	(3)%
Incentives and commissions	99	89	(8)	81	18	22 %
Deferred compensation expense	3	9	—	9	(6)	(67)%
Total personnel expense	297	298	(8)	290	7	2 %
Occupancy and equipment	72	74	—	74	(2)	(3)%
Outside services	54	52	—	52	2	4 %
Amortization of intangible assets	13	14	—	14	(1)	(7)%
Other noninterest expense	28	35	5	40	(12)	(30)%
Total noninterest expense	**$ 464**	**$ 474 $**	**(3) $**	**471**	**$ (7)**	**(2)%**
Pre-provision net revenue	**$ 343**	**$ 335 $**	**11 $**	**346**	**$ (3)**	**(1)%**
Memo:						
Expense ex. incentives and commisions	**$ 365**	**$ 385 $**	**5 $**	**390**	**$ (25)**	**(6)%**

28

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

1Q21 & 4Q20 compared to Combined Historical Balance Sheet Data

	1Q21		4Q20		1Q20				4Q19			
$s in millions	FHN		FHN		FHN	IBKC	Combined		FHN	IBKC	Combined	
Loans and Leases:												
Commercial	$ 46,421	79 %	$ 45,379	78 %	$ 26,764	$ 17,141	$ 43,905	76 %	$ 24,388	$ 16,612	$ 41,000	74 %
Loans to Mortgage Companies (LMC)	5,530	9	5,404	9	5,714	—	5,714	10	4,411	—	4,411	8
PPP	5,071	9	4,052	7	—	—	—	—	—	—	—	—
Commercial Loans excl. LMC & PPP	35,820	61	35,923	62	21,050	17,141	38,191	66	19,977	16,612	36,589	66
Consumer real estate	11,053	19	11,725	20	6,119	6,776	12,895	22	6,177	6,726	12,903	23
Credit card and other	1,126	2	1,128	2	495	625	1,120	2	496	683	1,179	2
Loans and leases, net of unearned income	**$ 58,600**	**100 %**	**$ 58,232**	**100 %**	**$ 33,378**	**$ 24,542**	**$ 57,920**	**100 %**	**$ 31,061**	**$ 24,021**	**$ 55,082**	**100 %**
Interest-bearing liabilities & DDA:												
Interest-bearing deposits:												
Savings	$ 27,023	35 %	$ 27,324	37 %	$ 13,860	$ 10,010	$ 23,870	35 %	$ 11,665	$ 9,805	$ 21,470	34 %
Time deposits	4,653	6	5,070	7	3,058	3,841	6,899	10	3,618	4,274	7,892	12
Other interest-bearing deposits	16,444	21	15,415	21	8,561	5,046	13,607	20	8,717	4,821	13,538	21
Total interest-bearing deposits	48,120	62	47,810	64	25,480	18,897	44,377	65	24,001	18,900	42,901	67
Trading liabilities	454	1	353	—	453	—	453	1	506	—	506	1
Short-term borrowings	2,203	3	2,198	3	5,325	391	5,716	8	3,518	204	3,722	6
Term borrowings	1,671	2	1,670	2	793	1,288	2,081	3	791	1,344	2,135	3
Total interest-bearing liabilities	**52,448**	**68**	**52,030**	**70**	**32,050**	**20,576**	**52,626**	**77**	**28,816**	**20,447**	**49,263**	**77**
DDA	25,046	32	22,173	30	8,940	6,629	15,569	23	8,429	6,320	14,749	23
Total interest-bearing liabilities & DDA	**$ 77,494**	**100 %**	**$ 74,203**	**100 %**	**$ 40,990**	**$ 27,205**	**$ 68,195**	**100 %**	**$ 37,245**	**$ 26,767**	**$ 64,012**	**100 %**
Loans to Deposits ratio	80 %		83 %		97 %	96 %	97 %		96 %	95 %	96 %	

29

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($s in millions, except per share data)	1Q21	4Q20	3Q20	2Q20	1Q20
Tangible Common Equity (Non-GAAP)					
(A) Total equity (GAAP)	$ 8,307	$ 8,307	$ 8,144	$ 5,208	$ 5,056
Less: Noncontrolling interest	295	295	295	295	295
Less: Preferred stock	470	470	470	240	96
(B) Total common equity	$ 7,541	$ 7,541	$ 7,378	$ 4,673	$ 4,665
Less: Intangible assets (GAAP)	1,850	1,864	1,876	1,552	1,558
(C) Tangible common equity (Non-GAAP)	$ 5,691	$ 5,677	$ 5,502	$ 3,120	$ 3,107
Tangible Assets (Non-GAAP)					
(D) Total assets (GAAP)	$ 87,513	$ 84,209	$ 83,030	$ 48,645	$ 47,197
Less: Intangible assets (GAAP)	1,850	1,864	1,876	1,552	1,558
(E) Tangible assets (Non-GAAP)	$ 85,663	$ 82,345	$ 81,154	$ 47,092	$ 45,640
Period-end Shares Outstanding					
(F) Period-end shares outstanding	552	555	555	312	312
Ratios					
(A)/(D) Total equity to total assets (GAAP)	9.49 %	9.86 %	9.81 %	10.71 %	10.71 %
(C)/(E) Tangible common equity to tangible assets ("TCE/TA") (Non-GAAP)	6.64 %	6.89 %	6.78 %	6.63 %	6.81 %
(B)/(F) Book value per common share (GAAP)	$ 13.65	$ 13.59	$ 13.30	$ 14.96	$ 14.96
(C)/(F) Tangible book value per common share (Non-GAAP)	$ 10.30	$ 10.23	$ 9.92	$ 9.99	$ 9.96

30

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

($s in millions, except per share data)		1Q21	4Q20	3Q20	2Q20	1Q20
Adjusted Diluted EPS						
Net income available to common ("NIAC") (GAAP)	a	$ 225	$ 234	$ 523	$ 52	$ 12
Plus Tax effected notable items (Non-GAAP)		60	20	(331)	12	5
Adjusted NIAC (Non-GAAP)	b	$ 284	$ 255	$ 193	$ 64	$ 17
Diluted Shares (GAAP)	c	558	557	551	313	313
Diluted EPS (GAAP)	a/c	$ 0.40	$ 0.42	$ 0.95	$ 0.17	$ 0.04
Adjusted diluted EPS (Non-GAAP)	b/c	$ 0.51	$ 0.46	$ 0.35	$ 0.20	$ 0.05
Adjusted Net Income ("NI") and Adjusted Return on Assets ("ROA")						
Net Income ("NI") (GAAP)		$ 235	$ 245	$ 539	$ 57	$ 16
Plus Tax effected notable items (Non-GAAP)		60	20	(331)	12	5
Adjusted NI (Non-GAAP)		$ 295	$ 265	$ 208	$ 68	$ 21
NI (annualized) (GAAP)	d	$ 955	$ 974	$ 2,144	$ 228	$ 66
Adjusted NI (annualized) (Non-GAAP)	e	$ 1,198	$ 1,055	$ 829	$ 275	$ 84
Average assets (GAAP)	f	$ 85,401	$ 83,809	$ 81,683	$ 47,934	$ 43,552
ROA (GAAP)	d/f	1.12 %	1.16 %	2.63 %	0.48 %	0.15 %
Adjusted ROA (Non-GAAP)	e/f	1.40 %	1.26 %	1.01 %	0.57 %	0.19 %
Return on Average Common Equity ("ROCE")/ Return on Average Tangible Common Equity ("ROTCE")/ Adjusted ROTCE						
NIAC (annualized) (GAAP)	g	$ 911	$ 933	$ 2,082	$ 210	$ 49
Adjusted NIAC (annualized) (Non-GAAP)	h	$ 1,154	$ 1,013	$ 767	$ 257	$ 67
Average Common Equity (GAAP)	i	$ 7,583	$ 7,444	$ 7,309	$ 4,673	$ 4,611
Intangible Assets (GAAP)		1,857	1,871	1,794	1,555	1,560
Average Tangible Common Equity (Non-GAAP)	j	$ 5,726	$ 5,573	$ 5,515	$ 3,117	$ 3,051
Equity Adjustment (Non-GAAP)		—	—	—	—	—
Adjusted Average Tangible Common Equity (Non-GAAP)	k	$ 5,726	$ 5,573	$ 5,515	$ 3,117	$ 3,051
ROCE (GAAP)	g/i	12.01 %	12.53 %	28.49 %	4.50 %	1.05 %
ROTCE (Non-GAAP)	g/j	15.90 %	16.73 %	37.75 %	6.74 %	1.59 %
Adjusted ROTCE (Non-GAAP)	h/k	20.15 %	18.18 %	13.90 %	8.26 %	2.19 %

31

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		1Q21	4Q20	3Q20	2Q20	1Q20
Adjusted Noninterest Income as a % of Total Revenue						
Noninterest income (GAAP)	a	$ 298	$ 288	$ 823	$ 206	$ 175
Plus notable items (GAAP)		(1)	(1)	(532)	—	—
Adjusted noninterest income (Non-GAAP)	b	297	288	291	206	175
Revenue (GAAP)	c	806	810	1,355	512	478
Taxable-equivalent adjustment		3	3	3	3	2
Revenue- Taxable-equivalent (Non-GAAP)		$ 809	$ 813	$ 1,358	$ 514	$ 480
Plus notable items (GAAP) (a)		(1)	(1)	(532)	—	—
Adjusted revenue (Non-GAAP)	d	808	813	826	514	480
Noninterest income as a % of total revenue (GAAP)	a/c	37.00 %	35.61 %	60.72 %	40.32 %	36.59 %
Adjusted noninterest income as a % of total revenue (Non-GAAP)	b/d	36.78 %	35.42 %	35.20 %	40.12 %	36.42 %
Adjusted Efficiency Ratio						
Noninterest expense (GAAP)	e	$ 544	$ 508	$ 587	$ 321	$ 302
Plus notable items (GAAP)		(80)	(34)	(116)	(14)	(6)
Adjusted noninterest expense (Non-GAAP)	f	464	474	471	307	296
Revenue (GAAP)	g	806	810	1,355	512	478
Taxable-equivalent adjustment		3	3	3	3	2
Revenue- Taxable-equivalent (Non-GAAP)		$ 809	$ 813	$ 1,358	$ 514	$ 480
Plus notable items (GAAP) (a)		(1)	(1)	(532)	—	—
Adjusted revenue (Non-GAAP)	h	808	813	826	514	480
Efficiency ratio (GAAP)	e/g	67.53 %	62.71 %	43.31 %	62.74 %	63.26 %
Adjusted efficiency ratio (Non-GAAP)	f/h	57.49 %	58.34 %	57.06 %	59.65 %	61.76 %
Adjusted Reserve Build						
Provision for credit losses (GAAP)	i	$ (45)	1	$ 227	$ 121	$ 154
Plus notable items (GAAP)		—	—	(147)	—	—
Adjusted provision for credit losses (Non-GAAP)	j	$ (45)	$ 1	$ 80	$ 121	$ 154
Net Charge-offs (GAAP)	k	$ 8	$ 29	$ 67	$ 17	$ 7
Reserve Build/(Release)	i-k	$ (53)	$ (28)	$ 160	$ 104	$ 147
Adjusted Reserve Build/(Release)	j-k	$ (53)	$ (28)	$ 13	$ 104	$ 147

32

Reconciliation to GAAP financials

Slides in this presentation use Non-GAAP information. That information is not presented according to generally accepted accounting principles (GAAP) and is reconciled to GAAP information below.

$ in millions except per share data)		1Q21
NIAC (GAAP)		$ 225
Tax effected Notable Items		$ 60
Adjusted NIAC (Non-GAAP)		$ 284
Tax effected provision credit		$ (36)
Adjusted NIAC before provision credit (Non-GAAP)		$ 248
NIAC (annualized) (GAAP)	a	$ 911
Adjusted NIAC (annualized) Non-GAAP)	b	$ 1,154
Adjusted NIAC before provision credit (annualized) (Non-GAAP)	c	1,007
Average Common Equity (GAAP)	d	$ 7,583
Intangible Assets (GAAP)		$ 1,857
Average Tangible Common Equity (Non-GAAP)	e	$ 5,726
Equity Adjustment for provision credit (Non-GAAP)		$ 12
Adjusted Average Tangbile Common Equity (Non-GAAP)	f	$ 5,715
ROCE (GAAP)	a/d	12.0 %
ROTCE (Non-GAAP)	a/e	15.9 %
Adjusted ROTCE (Non-GAAP)	b/e	20.2 %
Adjusted ROTCE before provision credit (Non-GAAP)	c/f	17.6 %

33